Revenue, Other Income and Gains	12 Months Ended
Dec. 31, 2022
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue, Other Income and Gains	REVENUE, OTHER INCOME AND GAINS
An analysis of revenue is as follows:

	2022	2021	2020
	US$’000	US$’000	US$’000
Revenue
Licensing of intellectual property	50,000	65,402	75,000
Collaboration revenue	66,677	—	—
Other revenue	328	3,424	—
	117,005	68,826	75,000
Revenue from licensing of intellectual property is recognized at a point in time. Revenue from licensing of intellectual property represents variable consideration relating to the milestone payments which were constrained in prior years but included in the transaction price when the milestones were highly probable being achieved. At inception of the Janssen Agreement, the amount allocated to licensing of intellectual property was $400.0 million for both U.S. and non-U.S. territories, which was updated to $650.0 million as at December 31, 2022. Collaboration revenue includes the pro-rata share of collaboration net trade sales in which Janssen in the principal in the sale of the customer.
Other revenue is related to an exclusive licensing of certain patents to Nanjing Probio Biotech Co., Ltd. and its affiliates and related subsequent sales-based royalties.

	2022	2021	2020
	US$’000	US$’000	US$’000
Other income and gains
Other income:
Finance income	8,182	971	2,930
Government grants*	2,434	1,736	3,072
Other	88	35	4
Total income	10,704	2,742	6,006

Gains:
Foreign currency exchange gain, net	—	—	66
Fair value gains on financial assets measured at fair value change through profit or loss	603	—	47
Other	742	317	—
Total gains	1,345	317	113
Total other income and gains	12,049	3,059	6,119
* The amount represents subsidies received from local government authorities to support the Company’s business. There were no unfulfilled conditions and other contingencies attached to these government grants.